UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 4.01 Changes in Registrant's Certifying Accountant

On April 8, 2022, Castaing, Hussey & Lolan, LLC advised First Guaranty's Audit Committee that it is declining to stand for reappointment as First Guaranty's independent registered public accounting firm for the year ending December 31, 2022. Castaing, Hussey & Lolan, LLC will continue as First Guaranty's independent registered public accounting firm for interim periods in 2022 until such time as the successor firm is appointed.

The audit reports of Castaing, Hussey & Lolan, LLC on First Guaranty’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2021 and 2020 and the subsequent interim period through April 8, 2022, there were no: (1) disagreements with Castaing, Hussey & Lolan, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Castaing, Hussey & Lolan, LLC would have caused Castaing, Hussey & Lolan, LLC to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K.

First Guaranty is currently interviewing alternative independent registered public accounting firms to succeed Castaing, Hussey & Lolan, LLC.

Castaing, Hussey & Lolan, LLC will continue to provide services to First Guaranty including tax compliance services and the audit of the employee benefit plan.

First Guaranty has provided Castaing, Hussey & Lolan, LLC with a copy of the disclosure contained in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “SEC”). First Guaranty has requested that Castaing, Hussey & Lolan, LLC issue a letter stating whether or not it agrees with the above statements. The letter from Castaing, Hussey & Lolan, LLC to the SEC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 Letter of Castaing, Hussey & Lolan, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: April 12, 2022
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 16.1	Letter of Castaing, Hussey & Lolan, LLC